AMENDEDMENT TO
                          OMNIBUS AMENDMENT AND WAIVER

     This Amendment to Omnibus Amendment and Waiver (this "Amendment"), dated February 12, 2008, is entered into by and between Tarpon Industries, Inc., a Michigan corporation (the "Company"), and Laurus Master Fund, Ltd., a Cayman Islands company (the "Purchaser") for the purpose of amending the terms of the Omnibus Amendment and Waiver, dated December 21, 2007 by and between the Company and Purchaser (the "December Amendment"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the December Amendment.

                                    PREAMBLE

     WHEREAS, Purchaser and the Company desire to amend certain provisions of the December Amendment.

     NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Amendments

     1. Section 1 of the December Amendment is hereby amended by deleting it in its entirety and inserting the following new Section in lieu thereof:

     "1. Laurus hereby waives the Existing Defaults. Laurus further waives default interest under the Note which has accrued and remains unpaid as of the date hereof. Notwithstanding the foregoing, the Company hereby covenants and agrees that: (i) it will raise additional equity of no less than five million dollars ($5,000,000) by June 30, 2008; (ii) it will raise additional unsecured debt financing of at least $1,000,000 by March 15, 2008; (iii) the Pastdue Principal shall be paid in full on the Maturity Date (as defined in the Note after giving effect to the Amendment Effective Date (as defined below)), together with all other amounts due and payable on such date under the Purchase Agreement, the Related Agreements referred to therein, the Security Agreement and the Ancillary Agreements referred to therein; (iv) the Judgment Liens shall be satisfied in full and/or otherwise removed by no later than March 30, 2008; and (v) the Property Tax liens shall be satisfied in full and/or otherwise removed by no later than March 30, 2008. Failure of the Company to comply with any of the items (i) through (v) above will result in the above waivers being null and void and the Company will be liable for all Existing Defaults."

Miscellaneous

     2. Except as set forth herein, the December Amendment shall remain in full force and effect in accordance with its terms.

     3. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

     4. The Company hereby represents and warrants to the Purchaser that, upon execution and effectiveness of this Amendment, (i) no Event of Default (as defined in the Note) exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, all of the Company's and its Subsidiaries' covenant requirements have been met.

     5. From and after the Amendment Effective Date, all references in the Loan Documents shall be deemed to be references to the Loan Documents, as the case may be, as modified hereby.

     6. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                            [signature page follows]


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

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.


COMPANY:                                  PURCHASER:

TARPON INDUSTRIES, INC.                   LAURUS MASTER FUND, LTD.
                                          BY: LAURUS CAPITAL MANAGEMENT, LLC,
                                              ITS INVESTMENT MANAGER


By:        /s/ James W. Bradshaw          By:        /s/ Scott Bluestein
        -------------------------------            -----------------------------
Name:        James W. Bradshaw            Name:        Scott Bluestein
        -------------------------------            -----------------------------
Title:       Chief Executive Officer      Title:       Authorized Signatory
        -------------------------------            -----------------------------


Acknowledged and Agreed:

EUGENE WELDING CO.


By:        /s/ James W. Bradshaw
        -------------------------------
Name:        James W. Bradshaw
        -------------------------------
Title:       Chief Executive Officer
        -------------------------------
















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